Exhibit 99.1

MAST THERAPEUTICS, INC.

Investor & Analyst Day
October 7, 2015

Forward Looking Statements

This presentation includes forward-looking statements about our business prospects, financial position, and development of vepoloxamer and AIR001 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Actual events or performance may differ materially from our expectations indicated by these forward-looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to repay outstanding debt as payments come due; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our quarterly report on Form 10-Q filed with the SEC on August 12, 2015.

We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.

Product Candidate Pipeline



Vepoloxamer
Preclinical
Phase 1
Phase 2
Phase 3
Sickle Cell Disease
Chronic Heart Failure
Ischemic Stroke
AIR001
Preclinical
Phase 1
2a
2b
Phase 3
Heart Failure *(HFpEF)*

Vepoloxamer: A Novel Proprietary Biophysical Agent

- **Corrects imbalances in surface tension, an underlying feature of multiple diseases**
- **Biophysical mechanism of action offers lower development risk**
  - Targets damaged tissue; little or no activity in healthy tissue
  - Not metabolized; no active metabolites to track, no difference in fast vs slow metabolizers, less susceptible to drug-drug interactions
  - Less susceptible to genetic variation; independent of receptors, etc.

Pathologies and Conditions Related to Imbalances in Surface Tension

Surface Tension Pathologies
Elevated blood viscosity
Cellular aggregation
Cellular adhesion
Loss of membrane barrier function / repair capacity
Dysfunctional coagulation

Sickle Cell Disease

Heart Failure

Ischemic Stroke

Other Diseases

Vepoloxamer in Sickle Cell Disease (SCD)

- The underlying pathology in vaso-occlusive crisis (VOC) is diminished blood flow
- Vepoloxamer improves blood flow by addressing multiple pathological mechanisms:
  - Adhesion
  - Hemolysis
  - Aggregation
  - Viscosity

Objective of treatment with vepoloxamer: Improve blood flow to prevent ischemic injury and shorten the duration of crisis

Vepoloxamer Improves Blood Flow


Vepoloxamer improved microvascular blood flow in SCD patients during vaso-occlusive crisis (prior Phase 3 sub-study)
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0
Velocity (mm/sec)
Before Infusion (Crisis Baseline)
2-Hours After Loading
7-Hours After Loading
Vepoloxamer
Placebo

Double blind assessment of red cell velocity (mm/s) measured by video microscopy in nine sickle cell patients with vaso-occlusive crisis ($p = .00003$)

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX

Source: J. Investig. Med. 2004;52(6):402-6

Development of Vepoloxamer in Sickle Cell Disease

Vepoloxamer Development History

- Over 100 nonclinical studies completed
- Phase 2 SCD – statistically significant shorter crisis and less opioid use
- Phase 2 ACS – approx. 50% shorter hospitalization stay vs. historical control
- Phase 3 SCD – shorter duration of crisis (p-value = 0.07)
- Lessons learned from clinical history and applied to Mast's Phase 3 study "EPIC"
  1. Vepoloxamer has activity in SCD
  2. Study design is key to success (prior endpoint poorly designed)
  3. Key FDA feedback:
     - Utilize a clinically meaningful endpoint
     - Use as objective an endpoint as possible
     - Avoid use of pain scores due to variability
     - Provide a plan to minimize data loss

The EPIC Study

Evaluation of Purified Poloxamer 188 In Vaso-Occlusive Crisis

- **Double-Blind, Placebo-Controlled, Multicenter**
  - 388 patients, randomized to standard of care +/- vepoloxamer
- **Primary Endpoint**
  - Duration of crisis from time of randomization to last dose of parenteral opioid
- **Secondary Endpoints**
  - Re-hospitalization for VOC within 14 days
  - Occurrence of acute chest syndrome within 120 hours of randomization
- **Other Assessments**
  - Safety
  - Duration of hospitalization
  - Biomarkers
  - Opioid requirements
  - Sub-study outcomes

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX

EPIC Study: Primary Endpoint

- Duration of vaso-occlusive crisis
- Definition: time from randomization to last dose of parenteral opioid
- Advantages:
  - Aligns with FDA recommendations and guidance
    - Sensitive and specific data collection
    - Objective
    - Minimal data loss
  - Medical expert support
  - Clinically meaningful

EPIC Study: Enrollment Progress

(as of September 30, 2015)



➢ Approx. 80% enrolled
➢ Top-line data anticipated during Q1 2016
388 subjects
75 sites
Subjects
450
400
350
300
250
200
150
100
50
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Forecast
Actuals
Sites SIVs

EPIC Study: Demographic Characteristics*

(As of September 30, 2015)

- **Age**
  - Average = 15 years
  - Range = 4 to 46 years
  - Patients over 18 = 28%

- **Use of Hydroxyurea (HU) = 61%**

- **U.S. patients > 50%**

- **~80% of all sites have enrolled at least one patient**

- **Why are these demographics encouraging?**
  - In the prior study, patients under the age of 16 had a benefit of 22 hours (p=.01) and those on HU had a benefit of 16 hours (p = .02).

•Per database entry

Interim Statistical Considerations for The EPIC Study

Bruce A. Barton, Ph.D.
Research Professor, Biostatistics
U Mass Medical School
October 7, 2015

UMASS University of Massachusetts Medical School

Interim Statistical Considerations for EPIC

- Review original assumptions of sample size in EPIC protocol and the performance of these assumptions
- Review variability of primary efficacy outcome measurement across regions
- Reviews performed WITHOUT treatment group information to preserve statistical integrity of trial
- Reviews conducted on initial 250 subjects

Sample Size Assumptions

- Protocol sample size for EPIC was set at a total of 388 patients (194/treatment group) based on the following assumptions about the primary outcome (time from randomization to last dose of parenteral opioid analgesic):
  - Mean duration: 96 hours (placebo)
  - Standard Deviation (S.D.) for duration: 51 hours (placebo)

Sample Size Assumptions

- Without treatment group information, look for "consistency" between current data and assumptions for initial sample size
- Major factor is the S.D. – that determines ability to detect differences
- At two-thirds of recruitment (250 subjects), mean duration across ALL subjects is 79 hours with a S.D. of 47 hours
- S.D. of 47 hours is almost exactly what was assumed in the protocol
- Conclusion: initial estimate of sample size is consistent with current data

Analysis of Variability Among Regions

- With clinical sites in numerous (i.e., non-U.S.) geographic regions, there could be increased variability due to systematic regional differences in treatment of pain crises
- What does the primary outcome look like at this point for ALL subjects across regions?

Boxplot for Time from Randomization to Last Parenteral Opioid Dose by Region


* = Mean
- = Median
250
200
150
100
50
0
Time (Hours)
U.S.
Non-US
Region

University of Massachusetts
UMASS Medical School

Boxplot Interpretation

- Each box and its "whiskers" represents the distribution of times within that group of clinics
- The '*' in each box is the mean (average)
- The line inside the box is the median
- The bottom border of the box itself is the 25th percentile and the top is the 75th percentiles of the times
- The bottom whiskers is the minimum time and the top is the maximum

Analysis of Variability Among Regions

- Conclusion: The non-U.S. regions have substantial overlap with the U.S. for the primary outcome – means, medians, and S.D. almost identical
  - Because of small sample size in other countries/regions, the effect of any single non-U.S. site or country on the main analysis will be minimal and can be investigated after the initial complete intent-to-treat (ITT) analysis using a regional sensitivity analysis

Conclusions about Interim Blinded Statistical Assessments for EPIC

- Current data support sample size estimates and confirm the study is performing to preconceived assumptions
- Current data support similar variability for primary outcome across U.S./non-U.S. regions and expect minimal impact on main study (ITT) analysis

EPIC Study: Safety

- **DSMB Evaluations**
  - Independent, unblinded DSMB (4 clinicians and 1 statistician)
  - Meetings at 25, 58, 145 and 250 patients

- **DSMB meeting held at 250 patients**
  - No safety signals identified
  - DSMB members deemed no additional meetings were necessary

EPIC Study: Summary

- Enrollment on track
- Safety assumptions as predicted
- Age consistent with expectations
- HU use higher than expected
- Study design assumptions consistent with original plan (patient #s, avg. duration of crisis, coefficient of variation)
- Minimal regional variability

Vepoloxamer in SCD: Regulatory Considerations

- Significant unmet need – still no disease-modifying therapy for ongoing VOC
- Support among medical / advocacy / communities
- Orphan Drug Designation
- Fast Track Designation
- SCD is part of FDA "Patient-Focused Drug Development Initiative"
- Healthcare disparity concerns
- NDA-supportive clinical studies:
  - Thorough QT study - complete
  - Repeat-administration study - ongoing
  - Special populations study - planned

Vepoloxamer in SCD: Key Regulatory Activities


FDA Pre-NDA Meeting
FDA Advisory Committee Meeting
EPIC Top Line Data
U.S.
NDA Preparation
NDA Submission & Review
US Launch
2016
2017
2018
E.U.
Draft EU PIP
EU National Authority Meetings
EMA MAA Submission

Sickle Cell Disease

Commercial Opportunity and Strategy

SCD: A Lifetime of Complications

"Sickle cell disease is a chronic disease that is punctuated by acute events and that shortens life."

- Premature death
- Multiple organ damage and failure
- Acute papillary necrosis of the kidneys
- Leg ulcers
- Pulmonary hypertension
- Cholelithiasis (gallstones)
- Patient may have early signs of renal disease
- Chronic pain
- **Multiple hospitalizations for VOC per year**
- Avascular necrosis may start to occur as a result of ischemia
- Priapism and pregnancy complications
- Annual eye exams recommended for retinopathy, hemorrhages, and retinal detachments
- Acute Chest Syndrome (common complication of VOC)
- Transfusions may begin for cerebral infarction (stroke)
- Splenectomy (usually before age 8)
- Daily penicillin prophylaxis (through age 5)
- Diagnosis (at birth)

Infant → Childhood → Adolescent → Transition → Young Adult → Adult → Mature Adult → Senior

Source: Martin H. Steinberg, M.D., Management of Sickle Cell Disease. New Eng J Med; 1999; Vol 340, No 13

Significant Costs to Treat SCD

Average Annual Cost of Care: U.S. Population v. SCD Patients (2011 $ in Thousands)



Non-SCD Costs
Direct SCD Costs
$2.3
$15.2
$5.1
$10.1
$3.6
$33.4
$10.5
$22.9
$5.9
$33.5
$15.3
$18.2
$8.8
$36.7
$21.2
$15.5
$4.5
$19.9
$7.2
$12.7
US Pop
SCD Patients
0 to 18
19 to 44
45 to 54
55 to 64
Average

Sources: U.S. average - Health Care Cost and Utilization Report: 2011. Health Care Cost Institutes Sep 2012; SCD costs: Kauf, T., et al., The cost of health care for children and adults with sickle cell disease. American Journal of Hematology 84:323-327, 2009.

Vaso-Occlusive Crisis is the Hallmark of SCD

- 80-100k hospitalizations annually in the U.S.
- Current treatment is palliative
  - Consisting of hydration and IV opioids
  - Does not treat underlying pathophysiology of the disease
  - No VOC interventional therapy available
- Hospitalized on average for approximately 4-5 days
- 40% of patients will have acute chest syndrome complication
- 12-41% are re-hospitalized within 30 days of hospital discharge
- Shorter life expectancy due to ischemic injury (~45y)

Sources: Life-expectancy: Hassell, K. Am J Prev Med 2010; 38(4S): S512-521; Utilization data calculated from data in Brousseau, D., et al., Acute Care Utilization and Rehospitalizations for Sickle Cell Disease JAMA Apr 7 2010 and HCUP 2010-2012; SCD prevalent pop: Brousseau DC, Panepinto JA, Nimmer M, Hoffmann RG. The number of people with sickle-cell disease in the United States: national and state estimates. Am J Hematol 2010;85:77-8; Steinberg, M.H., Management of Sickle Cell Disease, New Eng J Med; 1999; Vol 340, No 13; Platt, et al., Mortality in Sickle Cell Disease (N Engl J Med 1994;330:1639-44)

Physicians Report a High Correlation of VOC with Organ Damage and Mortality


Frequency, Severity, and Duration of VOC Correlates with Morbidity and Mortality (# of mentions)
Weak
Moderate
Strong
Organ preservation
15
13
Survival
4
15
9

"My older patients have more organ issues than my younger patients" - IM

"It's like a heart attack- the longer you have pain, more damage is done and higher risk of dying" - Hem/Onc

"Each crisis chips away at the organs" - Hem/Onc

Source: RDS Consulting Group Research Report, 2015, *n*=30
Reference: Telen, M.J., Elmariah, H. et al., Factors Associated with Survival in a Contemporary Adult Sickle Cell Disease Cohort, *Am J Hematology* 2014 May; 89(5):530-535

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX

Physicians Recognize the Value of a New Treatment that Would Reduce the Duration of VOC


Desired Benefits of 'Ideal' Treatment for VOC
(# of mentions, unaided)
Prevent vascular damage
Reduce organ damage
Reduce length of crisis
Improve pain relief
Reduce hospitilization
Reduce opioid use
Improve blood flow
Reduce severity of VOC
Treat underlying cause of VOC
Reduce frequency of VOC
Improve QoL
8
6
7
7
7
5
6
4
5
4
4
5
4
3
3
3
3
3
3
1
1
2
Hem/Onc (n=18)
IM, PED (n=12)

Source: RDS Consulting Group Research Report, 2015

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX

Expected Features and Potential Benefits Align with Unmet Needs for VOC Treatment



Key Advantages/Features of Vepoloxamer
(# of ranked mentions, unaided)
Unique MOA/Targets underlying cause of VOC
8
5
Reduce length of crisis
8
5
Reduce hospitilization
7
6
Potentially prevent organ damage
5
3
Improve blood flow
4
4
Well tolerated/safe
3
4
Easy to administer
3
3
Potentially prevent vascular damage
3
3
Reduce pain
1
2
Reduce opioid use
1
2
Improve QoL
2
1
Overall efficacy
2
1
Not an opioid
1
1
Reduce severity of VOC
1
2
Hem/Onc (n=18)
IM, Ped (n=12)

Source: RDS Consulting Group Research Report, 2015

MAST THERAPEUTICS, INC.

NYSE MKT: MSTX

Potential to Drive Value According to Multiple Near-Term Outcomes & Long-Term Expectations


Incremental Value
Value Drivers
Shortens duration of VOC (painful crisis)
Reduces re-hospitalization
Lowers rate of ACS
Prevents organ damage
Increases survival

Launch platform:

- New treatment approach specific for VOC
- Reduction in acute care and associated costs
- Faster improvement and shorter stays

Long-term potential:

- Association with reduced vascular damage, improved organ preservation and survival

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX

Physicians Report a High Percent of Patients to be Treated with Vepoloxamer at Peak

Average % of Patients Treated with Vepoloxamer at Peak



100%
80%
60%
40%
20%
0%
89%
97%
94%
Hem/Onc
IM
Ped

MDs expect quick uptake and time to peak (~ 6 months)

Source: RDS Consulting Group Research Report, 2015, n=30

Development Landscape in SCD

Vepoloxamer has the potential to be the first and only treatment to reduce the duration of an ongoing VOC

Stage	VOC Intervention	VOC Reduction	SCD Corrective Treatment
Marketed		Hydroxyurea	BMT
Phase 3	vepoloxamer rivipansel	L-Glutamine Prasugrel	
Phase 2		Aes-103 SANGUINATE Sevuparin SelG1	
Phase 1		GBT440 NiCord NKTT120 PF-04447943 SCD-101	LentiGlobin

Concentration of SCD Treatment in the U.S. Offers an Attractive Commercial Opportunity

- ~50% of SCD patients in the U.S. are treated in the top 16 metropolitan areas
- Top four metropolitan areas account for 24% of the market
- <200 hospitals in the U.S. serve the majority of SCD patients
- Target audience: Hematologist, hospitalist, other physicians who routinely care for SCD
- Effective field promotion with small hospital sales force (~30)



New York
Chicago
Los Angeles
Philadelphia
New York
Chicago
Los Angeles
Philadelphia
Washington DC
Detroit
Atlanta
Houston
Baltimore
Miami
Dallas-Ft.Worth
San Francisco
Cleveland
New Orleans
St.Louis
Memphis
All other

Sources: Hassell KL. Population estimates of sickle cell disease in the U.S. Am J Prev Med 2010;38(4 Suppl):S512-21; Data on file, Mast Therapeutics 2015

U.S. Sickle Cell Disease Hospital Payer Mix


Sickle Cell Disease, Payer Mix
2012 HCUP data
Uninsured, 3,385, 4%
Other, 2,720, 3%
Missing, 150, 0%
Medicare, 23,070, 26%
Private insurance, 15,460, 17%
Medicaid, 44,185, 50%

- Inpatient prospective payment system (IPPS)
- Patients with public insurance have minimal share of costs
- Medicaid plans may seek additional funding via CHIP, per diem rates, or modified FFS rates
- Vepoloxamer expected to meet criteria for additional Medicare payment (NTAP)

Source: ADVI analysis, 2015

Vepoloxamer's Adoption & Growth Guided by the Development Strategy

1. For IP stays, initial regulatory success driven by The EPIC Study
2. For ED setting, early intervention trial
3. Expand use in other SCD complications

Rate of Acute Care Encounters by Age for Patients with Sickle Cell Disease in the U.S.



Encounters PP/PY
4
3.5
3
2.5
2
1.5
1
0.5
0

	1-9	10-17	18-30	31-45	46-64	>65
ED Visits	0.59	0.68	1.59	1.29	0.86	0.33
IP Stays	0.91	1.37	2.02	1.65	1.23	0.72

Source: D.C. Brousseau, MD, MS, et al. Acute Care Utilizations and Rehospitalizations for Sickle Cell Disease, JAMA, April 7 2010 – Vol. 303, No. 13

Significant Potential Outside the U.S.

- **Over 12 million patients worldwide**

- **Europe**
  - Approximately 40,000 patients
  - 54% reside in two countries: UK and France
  - Most patients concentrated in large metro areas: Paris and Londo



- **MENA**
  - Over 850,000 with SCD
  - Many treatment centers provide care on par with standard of the U.S. and E.U.

Sources: Hassell KL. Population estimates of sickle cell disease in the U.S. *Am J Prev Med* 2010;38(4 Suppl):S512-21; Data on file, Mast Therapeutics 2015; VOI Consulting analysis, 2015

Vepoloxamer Positioned for Success in SCD

- **Novel therapy for a genetic disease with high unmet needs**
  - Unique and relevant mechanism of action
  - No approved disease-modifying therapies available for VOC intervention

- **Significant first-to-market advantage in multiple territories**
  - Clinical development >2 years ahead of other SCD programs
  - Orphan Drug Designation in U.S. and E.U.
  - Initial market entry in the U.S. expected 2H 2017
  - Expansion opportunity
    - Planning E.U. launch in 2019
    - Partner MENA region and ROW

- **Concentrated market**
  - 50% of U.S. SCD patients live in 16 metropolitan areas
  - 96% of SCD patients in the U.S. have insurance coverage

- **Research supports rapid adoption & significant market penetration**
  - Ranked 4.4 out of 5 as a "breakthrough medical innovation" by pharmacy directors at key SCD institutions
  - KOLs and community physicians express high intent to use

Development of Vepoloxamer in Heart Failure

Objective: Restore Membrane Integrity To Improve Cardiac Performance

Development Rationale in Heart Failure

- Elevated wall tension in dilated (failing) heart impairs normal membrane repair process
- Permeabilized membranes allow unregulated calcium influx and cardiac troponin leak
- Vepoloxamer reduces surface tension, facilitating membrane repair and inhibiting unregulated calcium entry



0.25
0.20
0.15
0.10
0.05
0.00
n = 15
n = 7
Control
(no treatment)
Poloxamer 188
(1.0 mg/mL)

Effect of poloxamer 188* on cell surface tension (bead displacement). Cells treated with 1.0 mg/mL poloxamer 188 had significantly reduced membrane tension.

*Vepoloxamer is purified poloxamer 188.

Heart Failure Model – Functional Improvement (single administration)


Δ LV Ejection Fraction (%)
14
12
10
8
6
4
2
0
-2
-4
Control
Low Dose Vepoloxamer
High Dose Vepoloxamer
2 Hours Post
24 Hours Post
1 Week Post
2 Weeks Post
* p < 0.05 vs. Control


Δ Stroke Volume (mL)
9
8
7
6
5
4
3
2
1
0
-1
-2
Control
Low Dose Vepoloxamer
High Dose Vepoloxamer

- Vepoloxamer elicited improvements in LV systolic and diastolic function that lasted for at least one week

Study conducted by: Hani N. Sabbah, Henry Ford Health System

Heart Failure Model – Biomarkers (single administration)

Δ Plasma Troponin-I (ng/mL)


0.1
0.0
-0.1
-0.2
-0.3
Control
Low Dose Vepoloxamer
High Dose Vepoloxamer

Δ nt-pro BNP (pg/mL)


500
300
100
-100
-300
-500
-700
-900
-1100
Control
Low Dose Vepoloxamer
High Dose Vepoloxamer

- 2 Hours Post
- 24 Hours Post
- 1 Week Post
- 2 Weeks Post

* $p < 0.05$ vs. Control

- Troponin data suggests vepoloxamer can preserve cardiomyocytes by limiting calcium entry into the cell.
- Functional improvements supported by significant reductions of NT-proBNP for up to 2 weeks.

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX

Heart Failure Model – Repeat Administration


LV Ejection Fraction (%)
50
45
40
35
30
25
20
n=7 7 7 7 6 5 5 5 5 5 5
Ventriculography
Base 2h 24h 1W 2W 3W 3W+2h 3W+24h 4W 5W 6W
Time (0 to 6 Weeks)


Stroke Volume (mL)
30
25
20
15
n=7 7 7 7 6 5 5 5 5 5 5
Base 2h 24h 1W 2W 3W 3W+2h 3W+24h 4W 5W 6W
Time (0 to 6 Weeks)

Vepoloxamer

Placebo Control

- Repeat administration of vepoloxamer (0 and 3 wks) elicited improvements in LV systolic and diastolic function that were sustained for at least 6 weeks

Study conducted by: Hani N. Sabbah, Henry Ford Health System

Heart Failure Phase 2 Study Design

- Randomized, double-blind, placebo-controlled, multi-center Phase 2 study in chronic heart failure
- 150 patients, 3 dose arms, single dose (3-hour IV administration)
- Efficacy assessments:
  - Biomarkers
  - Cardiac function
- Anticipated start: October 2015

Development of Vepoloxamer in Ischemic Stroke

Objective: Accelerate time to reperfusion and reduce reperfusion injury

Vepoloxamer in Ischemic Stroke

- **In stroke, restoring blood flow is critical ("time is tissue")**
  - Vepoloxamer improves blood flow as a stand-alone agent
  - In combination with a thrombolytic, vepoloxamer shortens time to thrombolysis by up to 40%
  - Seals and protects ischemia-injured tissue
    - Neuronal tissue
    - Blood brain barrier integrity



Time to Reperfusion
Minutes
60
50
40
30
20
10
0
tPA alone
tPA + Vepoloxamer

Vepoloxamer Alone or with tPA Improves Outcomes in Experimental Stroke Models

2 hr. occlusion of MCA with silicon coated nylon suture

Only 27% of control mice survived vs. 52% of mice treated with poloxamer 188*
(n=51)


A
120
100
80
60
40
20
0
% survival
Saline
P188(M)
0 2 4 6 8 10 12 14 16 18 20 22
Days

Delayed intervention MCA thrombotic occlusion model. Contralateral brain tissue salvage at day 7 post injury
(n=10)


B
40
30
20
10
0
% of Contralateral
*p<0.05 vs Saline
+p<0.05 vs tPA
*
+
*
Saline
Vepoloxamer
tPA
Vepoloxamer
+ tPA

PLOS ONE 2013 (8) 4: e61641
* Vepoloxamer is purified poloxamer 188

Vepoloxamer Market Exclusivity

Form of Protection	Indication	Status
Orphan Drug Designation (Market Exclusivity)	SCD	Granted (US/EU)
Patents – Composition of matter	SCD, HF, IS	Filed, pending w/w
Patents – New formulation	HF	Provisional filed
Patents – Methods of use	SCD, HF, IS	Filed, pending w/w
Data Exclusivity	SCD, HF, IS	Eligible (US/EU)
Trade Secret & Know-How	SCD, HF, IS	Varies

SCD = sickle cell disease
HF = heart failure
IS = ischemic stroke

Development of AIR001 in Heart Failure

Objective: Improve hemodynamics and exercise tolerance in HFpEF patients

AIR001 Overview

- AIR001 is nitrite* for intermittent inhalation
  - Delivered via a proprietary handheld nebulizer
  - Activity includes dilation of blood vessels and reduced inflammation
  - Hemodynamic benefits include reductions in:
    - Pulmonary capillary wedge pressure
    - Right atrial pressure
    - Mean pulmonary arterial pressure
  - Safety data available in 124 subjects (well-tolerated) including exposures beyond 52 weeks

* Note: Nitrite is a different molecule and has different activity than organonitrates or nitric oxide.

AIR001 Clinical Data

- **Three Phase 1 studies**
  - Established MTD
  - Acute improvements in hypoxia-induced pulmonary hypertension
  - No drug-drug interaction with sildenafil
- **One Phase 2 study**
  - Well-tolerated; no treatment-related serious adverse events
  - Improvements seen in median pulmonary vascular resistance (PVR) and median distances in 6-minute walk test
  - Methemoglobin levels remained normal (<1.5%)

AIR001 Clinical Development

- **Heart Failure with Preserved Ejection Fraction (HFpEF)**
  - Responsible for ~50% of heart failure hospitalizations
  - 80% develop pulmonary hypertension
  - No approved medications

- **Supporting two institutional-sponsored Phase 2a studies to:**
  - Evaluate hemodynamic effects of AIR001
  - Evaluate acute effects versus placebo on submaximal oxygen consumption and exercise hemodynamics

- **Initial observations from ongoing Phase 2a studies are encouraging**

- **If Phase 2a studies are positive, planning a Phase 2b study in HFpEF in 2016**

Financial Overview

MSTX Financial Overview

- Cash/investments at 9/30/2015: ~ $50M
- Market capitalization: ~ $95 million*
- Shares outstanding: ~ 164 million*
- Average daily volume (3 mo.): ~ 900,000

* As of September 30, 2015

Major Planned Activities

Vepoloxamer Commercial/Regulatory
Completion of EPIC enrollment
SCD NDA Preparation
SCD US Launch
SCD EU Launch

Clinical
Vepoloxamer Phase 2 HF study
Vepoloxamer Phase 2 Stroke study
AIR001 Phase 2 HF study
Vepoloxamer SCD Label-Expansion studies

3 Year Plan

- Assumes vepoloxamer on the market in 2017, becoming standard of care in SCD
- Areas of focus:
  - Regulatory
    - U.S. NDA preparations
    - E.U. MAA preparations
  - Commercial Operations
    - Launch preparation, pricing studies
    - Identify third party logistic (3PL) partner
    - Hire approximately 50-60 commercial professionals (including 30 person sales force)
  - Manufacturing
    - Complete registration batches/launch material
    - Evaluate backup manufacturing vendors
    - Identify economy of scale opportunities to lower COGS with existing clinical manufacturers

Financing Update

- **Debt agreement with Hercules Technology Growth Capital**
  - $15M facility
  - Extensive due diligence completed
  - Amendment completed September 28
    - Capital raise requirement moved from 12/31/15 to 4/30/16 and removed if EPIC data positive

- **ATM Agreement with Cowen & Co.**
  - $30M facility
  - No shares sold since May 2015

Mast Therapeutics: Key Takeaways

- EPIC average age is 15, majority of patients are from U.S., and hydroxyurea use is ~60%
- Blinded statistical analysis suggests EPIC is performing as it was designed
- No safety signals after 250 patients and no further DSMB meetings needed
- Vepoloxamer has the potential to be the first-in-class disease-modifying therapy for SCD
- Concentration of patients in the U.S. and E.U. provides an attractive market opportunity
- Vepoloxamer has potential in serious vascular diseases, such as heart failure and stroke
- Encouraging observations in ongoing AIR001 studies support further development in HFpEF

MAST
THERAPEUTICS, INC.

Executive Team Backgrounds

Brian Culley, CEO

Mast CEO since 2010

- MA in biochemistry & molecular biology, MBA
- Experience:
  - 6 years CEO
  - 8 years Business Development
  - 7 years bench scientist (*Neurocrine Biosciences, The Scripps Research Inst.*)
- Acquisitions:
  - Aires (*AIR001*)
  - SynthRx (*vepoloxamer*)
  - SD Pharma (*multiple assets*)
- Key Accomplishments:
  - Grew dormant 2-person company into leading sickle cell company with staff of ~30 and ongoing pivotal Phase 3 trial.
  - Acquired private company which was accounted for as "bargain purchase", subsequently announced positive interim data from multiple Phase 2 studies.

Marty Emanuele, SVP Development

Joined Mast in 2011

- PhD (Phamacology & Experimental Therapeutics), MBA
- Overall experience:
  - 30 years Pharma / Biotech (20+ Sr. Executive Management)
  - 15 years Research & Development
    - Awarded NIH and FDA grants as primary investigator
    - Awarded 4 U.S. patents as primary inventor (including poloxamer 188); numerous pending and co-inventor patents
    - Led R&D teams resulting in 4 original (NCE) INDs
    - Key participant on 2 successful NDAs
    - Member of the global executive steering / development committees for joint development programs with Merck, Burroughs Wellcome, Astra Zeneca, and Novartis
  - 15 years Corporate / Business Development
    - Led numerous out-license / partnership / product acquisition transactions including several with leading global pharmas (Merck, Astra Zeneca, Novartis, GSK)
      - Total deal values over $1 billion
    - Finalist (Script Deal of the Year) (Avanir – Astra Zeneca license)
    - Conceived and implemented the DaVita BioBank (the then largest commercial biorepository in the world)
    - Co-Founder of SynthRx (vepoloxamer)

Ed Parsley, CMO

Joined Mast in 2014

- Doctor of Osteopathic Medicine and Surgery; Pulmonary, Critical Care, Sleep, and Internal Medicine certifications
- Overall experience:
  - 10 years Pharma/Biotech; 20+ years patient care
  - Clinical Development
    - Clinical trial design and execution across multiple indications; including PAH, heart failure, renal failure, primary pulmonary hypertension of the newborn
    - CMO Mast Therapeutics responsible for trial design and execution of pivotal Phase 3 study (EPIC) in SCD; Phase 2 studies in heart failure and pulmonary hypertension associated with HF
    - Leadership role across Pfizer's pulmonary hypertension portfolio, including Revatio® (sildenafil); Thelin®(sitaxsentan); Sutent®(sunitinib)
    - Key participant in NDAs and CTDs for sildenafil and sitaxsentan
    - Leadership role in multiple DSMBs, Medical Monitor over 12 trials
  - Pharmacovigilence
    - Performed global PV for both marketed and investigational compounds, including regulatory submissions
    - Developed and wrote targeted white papers/safety reviews
  - Medical Affairs
    - Led global medical affairs teams
    - Experience in marketing orphan drugs

Bruce Barton, Statistician

Joined Mast as a consultant in 2015

- **PhD in Biostatistics**
- **Current positions:**
  - Research Professor, UMass Medical School's Department of Quantitative Health Sciences, Division of Biostatistics (5+ years)
  - Director, Quantitative Methods Core (5+ years)
  - Adjunct Professor, Johns Hopkins Univ., Tufts University Vet School
- **Prior positions: Maryland Medical Research Institute, Senior/Principal Statistician (30 yrs)**
- **Experience:**
  - 40+ years experience in medical research, esp. clinical trials
  - 20+ studies as PI of Statistical/Data Center for clinical trials
  - Studies of SCD: hydroxyurea (MSH, MSH Follow-up), transfusions for silent strokes in children (SITT), early study of poloxamer 188, studies of new compound to treat SCD with biopharm company
  - Involved in 5 FDA applications

Greg Gorgas, SVP Commercial

Joined Mast in 2011

- **MBA**
- **Overall experience:**
  - ~30 years of successful commercial leadership
  - Global marketing, business development, sales, operations
  - Built commercial infrastructure for several companies
  - 4 first-in-class product launches, including Rituxan® (rituximab)
  - 11 product launches across multiple disease categories (hematology, cardiovascular, oncology, infectious disease, etc.)
  - P&L responsibility
- **Company experience:**
  - Biogen Idec
  - Chiron Therapeutics (Cetus Oncology)
  - The Upjohn Company
- **M&A related experience:**
  - Commercial lead in >$1B in transactions

Brandi Roberts, CFO

Joined Mast in 2011

- **CPA, MBA**
- **Overall experience:**
  - ~20 years of accounting and finance experience
  - 17 years of life sciences experience, including 7 years at Agouron/Pfizer
- **Revenue related experience:**
  - Stratagene/Agilent
  - Artes Medical
  - Alphatec Spine
- **M&A related experience:**
  - Agouron/Pfizer (Warner-Lambert, Pfizer, SUGEN, IDUN)
  - Stratagene/Agilent
  - Alphatec Spine (Scient'x)
  - Mast (SynthRx, Aires)

Mark Longer, VP Regulatory

Joined Mast in 2015

- **PhD, Pharmaceutical Sciences; Post-doc in biochemistry**
- **Drug Development and Regulatory experience:**
  - 25 years of industry experience in PhRMA and biotech, including 18 years in the Regulatory Affairs functions with Agouron/Pfizer, Amylin, and Ardea/AstraZeneca
- **Therapeutic area and successful product registration leadership experience:**
  - Metabolic:
    - Byetta® (exenatide); Symlin® (pramlintide);
    - Bydureon® and Bydureon Pen (exenatide once-weekly);
    - Myalept® (metreleptin)
  - Virology: Viracept® (nelfinavir)
  - Oncology: Sutent® (sunitinib)
  - Ophthalmology: Macugen® (pegaptanib)
  - Gastroenterology: Fulyzaq® (crofelemer)
  - Inflammatory: Zurampic™ (lesinurad)*

* NDA and MAA under review